Exhibit 99.3
Unaudited Pro Forma Combined Financial Information
General Information
The following pro forma financial information has been prepared to give effect to the combination of Titanium Asset Management Corp. (“Titanium”), Boyd Asset Watterson Asset Management, LLC (“Boyd”) and its predecessor, National Investment Services, Inc. (“NIS”), Wood Asset Management, Inc. (“Wood”), and Sovereign Holdings, LLC (“Sovereign”).
The unaudited pro forma combined balance sheet as of September 30, 2008 gives pro forma effect to the acquisition of Boyd, which was acquired as of December 31, 2008, as if the transaction had occurred on September 30, 2008. The unaudited pro forma combined statement of operations for the nine-month period ended September 30, 2008 gives effect to the acquisition of Boyd as if the acquisition had occurred on January 2008. The unaudited pro forma combined statement of operations for the year ended December 31, 2007 gives effect to the acquisitions of Boyd, NIS, which was acquired as of March 31, 2008, and Wood and Sovereign, which were both acquired as of October 31, 2007.
The unaudited pro forma financial information is based upon the respective historical financial statements of Titanium, the historical financial statements of Boyd, NIS, Wood, and Sovereign, and upon certain estimates and assumptions. As of the date of filing of this pro forma combined financial information, management had not completed its analysis of the total purchase price of Boyd or of the fair values of the assets and liabilities assumed in the Boyd acquisition, including a valuation of the intangible assets acquired. Accordingly, the estimates and assumptions used to prepare this pro forma information are preliminary, are subject to change upon completion of the valuation of intangible assets, and have been made solely for the purposes of developing the pro forma combined financial information. The impact of any adjustments to the unaudited pro forma combined financial information that is deemed necessary by management after the conclusion of this analysis could be material. Unaudited pro forma combined financial information is presented for information purposes only and does not purport to be indicative of the results of operations or financial position of the combined company that actually would have been achieved had the transactions been completed for the period presented, or that may be obtained in the future.

Titanium Asset Management Corp.
Pro Forma Combined Balance Sheet
September 30, 2008
(in thousands)

					Pro Forma
	Titanium	Boyd	Adjustments		Combined

Cash and equivalents	$30,574	$174	$(174	) (a)	$23,074
			(7,500	) (b)
Accounts receivable	2,810	673	—		3,483
Other current assets	531	119	—		650

Total current assets	33,915	966	(7,674)		27,207

Property and equipment, net	187	74	—		261
Goodwill	29,419	1,824	1,632	(c)	32,875
Intangible assets, net	33,540	2,037	2,463	(c)	38,040
Other assets	2,801	1	(1	) (c)	2,801

Total assets	$99,862	$4,902	$(3,580)		$101,184

Accounts payable	$280	$30	$—		$310
Acquisition payments due	1,000	—	—		1,000
Other current liabilities	884	332	—		1,216

Total current liabilities	2,164	362	—		2,526

Acquisition payments due	915	—	960	(b)	1,875

Total liabilities	3,079	362	960		4,401

Stockholders’ equity	96,783	4,540	(4,540	) (b)	96,783

Total liabilities and equity	$99,862	$4,902	$(3,580)		$101,184

See notes to pro forma combined balance sheet.

Notes to pro forma combined balance sheet. (in thousands)

(a)	Eliminate cash balances not acquired.

(b)	Reflect the $7,500 preliminary cash purchase price and the $960 deferred payment to be paid in common stock in 2011, subject to certain conditions, and the elimination of Boyd stockholders’ equity.

(c)	Reflect adjustments to historical carrying amounts of acquired assets and assumed liabilities to reflect preliminary estimates of fair value for the respective assets and liabilities.

	Carrying
	amount	Fair values	Adjustments

Current assets	$792	$792	$—
Property and equipment	74	74	—
Goodwill	1,824	3,456	1,632
Intangible assets	2,037	4,500	2,463
Other assets	1	—	(1)
Current liabilities	(362)	(362)	—

Total	$4,366	$8,460	$4,094

Titanium Asset Management Corp.
Pro Forma Combined Statement of Operations
For the Nine Months ended September 30, 2008
(in thousands, except share and per share amounts)

						Pro Forma
	Titanium (a)	Boyd (b)	NIS (c)	Adjustments		Combined

Revenues	$10,592	$4,433	$2,653	$—		$17,678

Administrative expenses	10,966	3,642	2,399	—		17,007
Amortization of intangible assets	3,095	348	—	(348	) (d)	3,705
				610	(e)

Impairment of intangible assets	1,792	—	—			1,792

Total operating expenses	15,853	3,990	2,399	262		22,504

Operating income (loss)	(5,261)	443	254	(262)		(4,826)

Interest income	787	2	11	(261	) (f)	539

Pretax income (loss)	(4,474)	445	265	(523)		(4,287)

Income tax benefit (expense)	1,384	—	—	(71	) (g)	1,313

Net income (loss)	$(3,090)	$445	$265	$(594)		$(2,974)

Weighted average shares
Basic	20,451,502	—	—	—		20,451,502
Diluted	20,451,502	144,000	—	—	(h)	20,451,502

Earnings per share
Basic	$(0.15)					$(0.15)
Diluted	$(0.15)					$(0.15)
See notes to pro forma combined statement of operations.

Notes to pro forma combined statement of operations. (in thousands, except share and per share amounts)

(a)	The historical financial statements of Titanium include the operations of Wood and Sovereign for the entire nine month period ended September 30, 2008 and the operations of NIS for the period from March 31, 2008 (the date of its acquisition) through September 30, 2008.

(b)	The historical financial statements of Boyd reflect nine months of operations through September 30, 2008 while under the ownership of BWAM Holdings, LLC.

(c)	The historical financial statements of NIS reflect three months of operations through March 31, 2008.

(d)	Eliminate historical amortization expense of $348 on intangible assets of Boyd prior to acquisition.

(e)	Reflect additional amortization of intangible assets of $610 based on fair values of acquired intangible assets. The fair value of the acquired intangible assets of Boyd is a preliminary estimate prepared by management and is subject to revision upon the company obtaining a valuation for these assets.

	Boyd	NIS
Customer list intangible assets	$4,500	$23,089
Estimated life (in months)	180	180
Months prior to acquisition	9	3
Adjustment to amortization	$225	$385

(f)	Reflect reduced interest income of $261 based on the cash consideration paid for each acquisition.

	Boyd	NIS
Cash consideration	$7,500	$29,684
Interest income annual rate	2%	2%
Months prior to acquisition	9	3
Reduction to interest income	$113	$148

(g)	Adjust income taxes by $71 for the pretax income of Boyd and NIS and the total pretax pro forma adjustments at the Company’s effective tax rate of 38%.

Boyd pretax income	$445
NIS pretax income	265
Total pro forma adjustments	(523)

Additional taxable income	187
Effective tax rate	38%

Adjust to income taxes	$71

(h)	Deferred consideration in the Boyd acquisition includes 192,000 shares of common stock to be issued in 2011, subject to certain conditions, which would be 144,000 weighted average shares for the pro forma period. Because of the pro forma combined net loss for the nine month period ended September 30, 2008, potentially dilutive securities have been excluded from the calculation of basic and diluted earnings per share as they would have an anti-dilutive effect.

Titanium Asset Management Corp.
Pro Forma Combined Statement of Operations
For the Year ended December 31, 2007
(in thousands, except share and per share amounts)

	Titanium	Boyd	Boyd/PNC	NIS	Wood	Sovereign			Pro Forma
	(a)	(b)	(c)	(d)	(e)	(f)	Adjustments		Combined

Revenues	$2,660	$1,534	$4,402	$10,856	$4,935	$2,638	$—		$27,025

Administrative expenses	2,490	1,035	4,499	8,347	4,035	2,546	—		22,952

Amortization of intangible assets	809	97	222		—	—	(319	) (g)	5,071
							4,262	(h)
Impairment of intangible assets	829	—	—	—	—	—	—		829

Total operating expenses	4,128	1,132	4,721	8,347	4,035	2,546	3,943		28,852

Operating income (loss)	(1,468)	402	(319)	2,509	900	92	(3,943)		(1,827)

Interest income	2,191	2	3	39	38	221	(1,224	) (j)	1,270

Interest expense	—	—	(638)	—	—	(19)	638	(i)	(19)

Pretax income (loss)	723	404	(954)	2,548	938	294	(4,529)		(576)

Income tax expense (benefit)	280	—	—	—	—	—	(493	) (k)	(213)

Net income (loss)	$443	$404	$(954)	$2,548	$938	$294	$(4,036)		$(363)

Weighted average shares
Basic	11,529,853	—	—	—	545,455	136,364			12,211,672
Diluted	14,707,576	192,000			545,455	136,364		(l)	12,211,672

Earnings per share
Basic	$0.04								$(0.03)
Diluted	$0.03								$(0.03)
See notes to pro forma combined statement of operations.

Notes to pro forma combined statement of operations. (in thousands, except share and per share amounts)

(a)	The historical financial statements of Titanium include its operations since inception (February 2, 2007) and the operations of Wood and Sovereign from October 1, 2007 (the date of their acquisition) through December 31, 2007.

(b)	The historical financial statements of Boyd reflect its operations from October 16, 2007 through December 31, 2007 while it was under ownership of BWAM Holdings, LLC.

(c)	The historical financial statements of Boyd/PNC reflect its operations for the period from January 1, 2007 through October 15, 2007 while it was an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

(d)	The historical financial statements for NIS reflect its operations for the period from January 1, 2007 through December 31, 2007.

(e)	The historical financial statements for Wood reflect its operations for the period from January 1, 2007 through September 30, 2007.

(f)	The historical financial statements for Sovereign reflect its operations for the period from January 1, 2007 through September 30, 2007.

(g)	Eliminate historical amortization expense of $319 on intangible assets of Boyd and Boyd/PNC prior to acquisition.

(h)	Reflect additional amortization of intangible assets of $4,262 based on fair values of acquired intangible assets. The fair value of the acquired intangible assets of Boyd is a preliminary estimate prepared by management and is subject to revision upon the company obtaining a valuation for these assets.

	Boyd	NIS	Wood	Sovereign

Intangible assets	$4,500	$23,089	$12,470	$3,679
Average estimated life (in months)	180	180	60	60
Months prior to acquisition	12	12	9	9
Adjustment to amortization	$300	$1,539	$1,871	$552

(i)	Eliminate historical interest expense of $638 on debt of Boyd/PNC not assumed.

(j)	Reflect reduced interest income of $1,224 based on the cash consideration paid for each acquisition.

	Boyd	NIS	Wood	Sovereign

Cash consideration	$7,500	$29,684	$27,500	$4,500
Interest income annual rate	2%	2%	2%	2%
Months prior to acquisition	12	12	9	9
Reduction to interest income	$150	594	412	68

(k)	Adjust income taxes by $493 for the pretax income of the predecessor companies and the total pro forma adjustments at the Company’s effective tax rate of 38%.

Boyd pretax income	$404
Boyd/PNC pretax income	(954)
NIS pretax income	2,548
Wood pretax income	938
Sovereign pretax income	294
Total pro forma adjustments	(4,529)

Additional taxable loss	(1,299)
Effective tax rate	38%

Net adjust to income taxes	$(493)

(l)	The purchase consideration for Wood included 727,273 shares of common stock, which would add 545,455 shares to the weighted average shares for the pro forma period. The purchase consideration for Sovereign included 181,818 shares of common stock, which would add 136,364 shares to the weighted average shares for the pro forma period.

Deferred consideration in the Boyd acquisition includes 192,000 shares of common stock to be issued in 2011, subject to certain conditions. (144,000 weighted average shares for the pro forma period). Because of the pro forma combined net loss for the nine month period ended September 30, 2008, potentially dilutive securities have been excluded from the calculation of basic and diluted earnings per share as they would have an anti-dilutive effect.